UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005

JAMESON INNS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-23256	58-2079583
(State or other jurisdiction of incorporated)	(Commission File Number)	(IRS Employer Identification No.)

8 Perimeter Center East, Suite 8050, Atlanta, Georgia	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 481-0305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

A press release addressing the Registrants capital improvement plan and property renovations and conversions was issued by the Registrant on October 26, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 26, 2005, addressing the Registrants capital improvement plan and property renovations and conversions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMESON INNS, INC.

Dated as of October 26, 2005	By:	/s/ Craig R. Kitchin
Craig R. Kitchin Its: President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated October 26, 2005, addressing the Registrants capital improvement plan and property renovations and conversions